Shareholders' Equity	12 Months Ended
Dec. 31, 2020
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY

NOTE 14 – SHAREHOLDERS’ EQUITY

Common Stock

The Company is authorized to issue 500,000,000 shares of common stock with a par value of $0.001 per share.

On January 4, 2018, MMTEC, Inc. was incorporated in the British Virgin Islands. On the same day, the Company issued 20,000 common shares at $0.001 per share to its two directors/incorporators with cash proceeds of $20. On March 23, 2018, the Company issued 8,980,000 common shares at $0.18 per share to eight individuals and four companies for total cash proceeds of $1,616,400. On May 23, 2018, the Company issued 45,000,000 common shares at $0.001 per share to the same 12 shareholders for total cash proceeds of $45,000.

On January 7, 2019, the Company completed its initial public offering on the NASDAQ Capital Market under the symbol of “MTC”. The Company offered 1,800,000 common shares at $4 per share. Net proceeds raised by the Company from the initial public offering amounted to $6,478,801 after deducting underwriting discounts and commissions and other offering expenses. Out of the $6.5 million net proceeds, $500,000 was deposited into an escrow account to satisfy the initial $500,000 in potential indemnification obligations arising during an escrow period of two years following the closing date of January 7, 2019. On January 7, 2019, the Company sold additional 270,000 common shares at $4 per share. Net proceeds raised by the Company amounted to $993,600 after deducting underwriting discounts. As a result, the Company raised a total of $7,472,401 from the issuance of 2,070,000 shares of common stock in January 2019.

Pursuant to the service agreement dated July 21, 2020, the company issued 750,000 common shares to Tony Wayne Network Technology Co., Limited as compensation of a Hong Kong and China based consulting program. The stock-based compensation of $1,005,000 was recognized as part of the “professional fees” in the Company’s consolidated statement of operations and comprehensive loss.

Treasury Stock

The Company records treasury stock using the cost method. On August 7, 2018, the Company repurchased 36,000,000 shares of its common stock from 14 shareholders through a privately negotiated transaction at an aggregate price of $36,000. The treasury stock purchase amount was paid to the shareholders in full in January 2019. The company cancelled the 36,000,000 shares of treasury stock on August 20, 2020.

Share-based compensation

The Company has Stock Option Plan with 2,000,000 shares authorized for issuance under the Plan. Pursuant to the service agreement dated July 21, 2020, the company issued 750,000 shares to Tony Wayne Network Technology Co., Limited (“Tony Wayne”) on July 30, 2020 as compensation of a Hong Kong and China based consulting program. The fair value of the shares on the grant date was $1,005,000. The Company recognized the $1,005,000 in full as stock- based compensation to nonemployee during the year ended December 31, 2020. As of the date of this report, there were 1,250,000 shares available for issuance under the Plan.

Shareholders’ Contribution

During the year ended December 31, 2018, Zhen Fan, the former chief executive officer and 13% shareholder of the Company, and Hinman Au, a director, member of board and 1.7% shareholder of the Company, made contributions with the amount of $3,834 and $1,614, respectively, to the Company for working capital needs and the Company recorded an increase in additional paid-in capital.

During the years ended December 31, 2020 and 2019, there was no Company’s shareholders contribution to the Company for working capital needs.